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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                            Amendment No. 1 to the

                                CURRENT REPORT
                               ON FORM 8-K THAT
                          WAS FILED NOVEMBER 7, 2001


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 5, 2001
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                             MICROSEMI CORPORATION
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            (Exact name of Registrant as specified in its charter)


 Delaware                            0-8866                  95-2110371
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(State or other jurisdiction       (Commission               (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)

2381 Morse Avenue, Irvine, California                             92614
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(Address of principal executive office)                         (Zip Code)

       Registrant's telephone number, including area code (949) 221-7100
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                                Not Applicable
       ----------------------------------------------------------------
        (Former name or former address, if changed, since last report)
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Item 5.  Other Material Information.

IMPORTANT FACTORS RELATED TO FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

       Other than financial results for the periods ended on or before September 30, 2001, the financial information and other text of Exhibit 99.2 through
Exhibit 99.12 are comprised of forward-looking information. We cannot represent or assure anyone that the information therein should be relied on for purposes of making an investment in securities. Goals, estimates, projections or beliefs may be based on unreliable suppositions or incorrect premises. Estimates are inherently subject to inaccuracy, and our future financial condition and results may be significantly different from our current expectations. In the process of making our estimates, we make numerous assumptions that may prove wrong, based on known or unknown factors. Other factors that may affect our results are mentioned in our Form 10-K filed December 21, 2000. The Exhibits herein should be read in context of those factors.

        In the context of these analyst presentations, we presented information based on our own beliefs, and not based on independent validation. Our own information may be incomplete or inaccurate. In this context, each person receiving the information is expected to take care to investigate and analyze fully all relevant facts. Therefore, the Company sought no independent confirmation of its assumptions, any of which could prove wrong in material respects.

        Circumstances concerning expectations of potential orders are always subject to possibly rapid, adverse change. Design wins are a preliminary indicator of future sales; however design wins may not result in us actually realizing any incremental revenues.

       Historic information is not necessarily a good indication of a continuing or repeating trend. Past results may not be repeatable.

       Charts and graphic material do not necessarily translate well into Ascii text and are not identical in scale or form to the originals.


       The information in Exhibit 99.2 through Exhibit 99.12 may become inaccurate subsequent to the date on which it is first presented. We do not undertake to update such information. We intend to update or supersede such information on a quarterly basis approximately, and not more frequently.

       Please note that Exhibit 99.12 provides an overview of the presentations set forth in Exhibit 99.3 through Exhibit 99.11.

       Reference to Exhibit 99.2 through Exhibit 99.12 in this Item 5 does not incorporate such information into this Item. Exhibit 99.2 through Exhibit 99.12 shall not be deemed reported in this Item 5 or reported for purposes of the Securities Act of 1934, as amended, except for reporting such information under
Item 9 pursuant to Regulation FD.


Item 7.  Financial Statements and Exhibits.

       The Exhibit Index, which immediately follows the signatures hereto, is incorporated herein by this reference.


Item 9.  Regulation FD Disclosure.


       On November 5, 2001 and November 6, 2001, the Registrant made 45-minute presentations to Securities analysts and others at the AEA Classic Financial Conference in San Diego, California. A recorded webcast of the presentation will be available until December 31, 2001 at: http://www.microsemi.com/corporate/literature. The Registrant announced such
---------------------------------------------
presentations in the News Release designated as Exhibit 99.1 and incorporated herein by this reference. On November 8, 2001, the Registrant made presentations to securities analysts at the Registrant's corporate headquarters.

       The presentations were based on publicly available information from SEC filings and the written material designated as Exhibit 99.2 (which served as the basis for the former presentations) and Exhibit 99.3 through Exhibit 99.12 (which served as the bases for the latter presentations).
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             MICROSEMI CORPORATION
                                  (Registrant)


Date: November 9, 2001        By: /s/David R. Sonksen
                               -------------------------------------
                               David R. Sonksen,
                               Executive Vice President,
                               Treasurer, Chief Financial
                               Officer and Secretary
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                               INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION
-----------    --------------------------------------------------------
    99.1       News Release dated November 2, 2001 (1)
    99.2       Slide show presentation for AEA Classic Financial Conference (1)
    99.3       Slide show presentation- Military Markets (2)
    99.4       Slide show presentation- Switching Regulators (2)
    99.5       Slide show presentation- Audio Products (2)
    99.6       Slide show presentation- Managing Light- CCFL (2)
    99.7       Slide show presentation- LED Opportunity (2)
    99.8       Slide show presentation- Medical Markets (2)
    99.9       Slide show presentation- MMSM (2)
    99.10      Slide show presentation- Optical Communications (2)
    99.11      Slide show presentation- RFIC Products (2)
    99.12      Slide show presentation- Overview of Presentations (2)
___________________________

   (1) Incorporated by reference to the like-numbered exhibit to the Current Report on Form 8-K filed November 7, 2001.

   (2)  Filed herewith.